Exhibit 10.2

TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT (this “Trademark Security Agreement”) is made as of November 12, 2021, by and between iPOWER INC., a Nevada corporation (the “Grantor”), and JPMorgan Chase Bank, N.A., in its capacity as administrative agent (the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, pursuant to that certain Credit Agreement, dated as of the date hereof (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), by and among the Grantor and certain Subsidiaries of the Grantor party thereto (collectively, the “Borrowers”), the Administrative Agent, the other Loan Parties party thereto, and the lenders party thereto as “Lenders” (such Lenders, together with their respective successors and assigns in such capacity, each, individually, a “Lender” and, collectively, the “Lenders”), the Lenders have agreed to make certain financial accommodations available to the Borrowers from time to time pursuant to the terms and conditions thereof;

WHEREAS, the Lenders are willing to make the financial accommodations to the Borrowers as provided for in the Credit Agreement, but only upon the condition, among others, that the Grantor shall have executed and delivered to the Administrative Agent, on behalf of the Secured Parties (as defined in the Credit Agreement), that certain Pledge and Security Agreement, dated as of the date hereof (including all exhibits thereto, as amended, restated, amended and restated, supplemented or otherwise modified, the “Security Agreement”);

WHEREAS, pursuant to the Security Agreement, the Grantor pledged and granted to the Administrative Agent, for the benefit of the Secured Parties, a security interest in the Trademark Collateral (as defined below); and

WHEREAS, pursuant to the Security Agreement, the Grantor has agreed to execute and deliver this Trademark Security Agreement in order to record the security interest granted to the Administrative Agent, for the benefit of the Secured Parties, with the United States Patent and Trademark Office.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor hereby agrees as follows:

1.                   DEFINED TERMS. All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or, if not defined therein, in the Credit Agreement.

2.                   GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL. The Grantor hereby pledges, collaterally assigns and grants to the Administrative Agent, on behalf of the Secured Parties, to secure the prompt and complete payment and performance of the Secured Obligations, a security interest (referred to in this Trademark Security Agreement as the “Security Interest”) in all of the Grantor’s right, title and interest in, to and under the following, whether now owned or hereafter acquired or arising (collectively, the “Trademark Collateral”):

(a)                 all of its Trademarks and IP Licenses with respect to Trademarks to which it is a party, including those referred to on Schedule I;

(b)                all goodwill of the business connected with the use of, and symbolized by, each Trademark and each IP License with respect to Trademarks; and

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(c)                 all products and proceeds (as that term is defined in the UCC) of the foregoing, including any claim by the Grantor against third parties for past, present or future (i) infringement or dilution of any Trademark or any Trademarks exclusively licensed under any IP License, including right to receive any damages, (ii) injury to the goodwill associated with any Trademark, or (iii) right to receive license fees, royalties, and other compensation under any IP License with respect to Trademarks.

3.                   SECURITY FOR SECURED OBLIGATIONS. This Trademark Security Agreement and the Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Trademark Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by the Grantor to the Secured Parties, whether or not they are unenforceable or not allowable due to the existence of an insolvency proceeding involving the Grantor.

4.                   SECURITY AGREEMENT. The Security Interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interests granted to the Administrative Agent, on behalf of the Secured Parties, pursuant to the Security Agreement. The Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the Security Interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. To the extent there is any inconsistency between this Trademark Security Agreement and the Security Agreement, the Security Agreement shall control.

5.                   AUTHORIZATION TO SUPPLEMENT. If the Grantor shall obtain rights to any new Trademarks, the provisions of this Trademark Security Agreement shall automatically apply thereto. The Grantor hereby authorizes the Administrative Agent unilaterally to modify this Trademark Security Agreement by amending Schedule I to include any such new Trademark rights of the Grantor. Notwithstanding the foregoing, no failure to so modify this Trademark Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from the Administrative Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

6.                   COUNTERPARTS. This Trademark Security Agreement may be executed in any number of counterparts (which, subject to Section 9.06(b) of the Credit Agreement, may include any Electronic Signatures transmitted by facsimile, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page) and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Trademark Security Agreement. Delivery of an executed counterpart of this Trademark Security Agreement by telefacsimile or other electronic method of transmission (e.g., via email in portable document file format) shall be equally as effective as delivery of an original executed counterpart of this Trademark Security Agreement. This Trademark Security Agreement is a Loan Document.

7.                   TERMINATION. Upon the Payment in Full of the Secured Obligations, Administrative Agent shall execute, acknowledge, and deliver to the Grantor an instrument in writing in recordable form releasing the Security Interest in the Trademark Collateral under this Trademark Security Agreement.

8.                   CHOICE OF LAW. THIS TRADEMARK SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

9.                   MISCELLANEOUS. THIS TRADEMARK SECURITY AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CONSENT TO JURISDICTION, WAIVER OF JURY TRIAL, AND JUDICIAL REFERENCE SET FORTH IN SECTIONS 8.17 AND 8.18 OF THE SECURITY AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Trademark Security Agreement to be executed and delivered as of the day and year first above written.

GRANTOR:

iPOWER INC., formerly

known as BZRTH Inc.,
a Nevada corporation

By: __________________________

Name: Kevin Vassily

Title: Chief Financial Officer

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JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

By: __________________________

Name: Terry Luh

Title: Authorized Officer

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SCHEDULE I
to
TRADEMARK SECURITY AGREEMENT

Grantor	Country	Trademark	Application No.	Registration No.	Application Date	Registration Date	Owned/ Licensed
iPower Inc. (f/k/a BZRTH Inc.)	United States	iPower	-	4248807	-	November 27, 2012	Owned
iPower Inc. (f/k/a BZRTH Inc.)	United States	iPower	-	6006647	-	March 10, 2020	Owned
iPower Inc. (f/k/a BZRTH Inc.)	United States	Simple Deluxe	-	5755589	-	May 21, 2019	Owned
iPower Inc. (f/k/a BZRTH Inc.)	United States	Flourish	90820606	-	July 9, 2021	-	Owned
iPower Inc. (f/k/a BZRTH Inc.)	United States	Flora Harvest	90807305	-	July 1, 2021	-	Owned
iPower Inc. (f/k/a BZRTH Inc.)	United States	iGarden	90782582	-	June 18, 2021	-	Owned
iPower Inc. (f/k/a BZRTH Inc.)	United States	iFarm	90780948	-	June 17, 2021	-	Owned

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